THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

American Legacy® Advisory

Supplement dated October 25, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This Supplement to your summary prospectus outlines important changes related to Appendix B – Investment Requirements that will be effective on and after November 18, 2024. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The American Funds Select Growth Model will be added to the list of models to which you allocate your Contract Value if you elect the following riders:
•	i4LIFE® Advantage Select Guaranteed Income Benefit;
•	Lincoln ProtectedPay Select Core® and Estate LockSM,
•	Lincoln ProtectedPay Select Core®,
•	Lincoln ProtectedPay Select Plus®,
•	Lincoln ProtectedPay Select Max®,
•	4LATER® Select Advantage, or
•	if you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one or these riders.

Please note that your Contract may not offer every rider impacted by these requirements.

Please retain this Supplement for future reference.